UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-01976

                             Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                            New York, NY 10019

(Address of principal executive offices) (Zip code)

John B. Harris

Ruane, Cunniff & Goldfarb L.P.

9 West 57th Street

Suite 5000

                            New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 686-6884

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	Report to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2021

Sequoia Fund	December 31, 2021

Sequoia Fund	December 31, 2021

Illustration of an Assumed Investment of $10,000 (Unaudited)

The graph below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the ”Fund“) shares were first offered to the public) through December 31, 2021.

Sequoia Fund’s results as of December 31, 2021 appear below with results of the S&P 500 Index for the same periods:

Year ended December 31, 2021	Sequoia Fund	S&P 500 Index*
1 Year	25.48%	28.71%
5 Years (Annualized)	18.50%	18.47%
10 Years (Annualized)	12.94%	16.55%
Since inception (Annualized)**	13.99%	11.50%

The results shown in the graph and table, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The Index does not incur expenses. It is not possible to invest directly in the Index.

**Inception Date: July 15, 1970.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain year to date performance as of the most recent quarter end, and copies of the prospectus and summary prospectus, by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member of FINRA). An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund	December 31, 2021

Shareholder Letter

Dear Shareholder:

Sequoia Fund returned 25.5% in 2021, versus 28.7% for the S&P 500. Since our current team began managing the Fund in June of 2016, both Sequoia and the S&P have produced an essentially identical compound total return of 18.2% per year.

We are starting to feel like we’re living a real-world version of the movie Groundhog Day, so you’ll hopefully understand if much of what follows sounds familiar: We are pleased to have kept pace with a hot stock market wherein business valuations are appreciating at a far faster rate than business earnings and indications of indiscipline abound. We are amazed that our heavily concentrated portfolio has behaved remarkably like an index fund over a remarkably long period of time. We are certain that the stock market will not maintain its recent pace of progress. We are highly confident that over the long term, a deeply idiosyncratic and carefully curated collection of 22 companies will perform very differently from an index with 500 constituents. We are also highly confident that if and when the tight tether that has linked Sequoia to the S&P over the last five-plus years finally breaks, it will be to our benefit.

What we don’t know, much like Bill Murray’s memorable movie character, is how long we will go on living the same day over and over again before things change. Markets frequently produce surprising outcomes for surprisingly long periods of time, but as the saying goes, anything that can’t go on forever eventually won’t. In the meantime, our confidence in the Fund’s prospects for outperformance stems from our belief that after accounting for variables ranging from growth potential, management quality and valuation to profitability, resilience and competitive advantage, we like our holdings a lot more than those of the Index.

As well we should, because one advantage we enjoy as active investors is the ability to combine research, creativity and judgment with occasional moments of opportunity to enhance the relative attractiveness of our holdings over time. Driving this process of improvement requires relentless effort and is unfortunately a lot harder than it sounds, but it’s a critical prerequisite for outperformance because while many investors may overlook this fact, our benchmark is always evolving as well. The S&P 500 is meant to comprehensively represent America’s most meaningful publicly traded companies, and importantly, it weights them by market cap. As a result, its most successful constituents tend to gain relevance over time, while the least successful lose influence or drop out altogether. These shifts usually offset each other for the most part, but sometimes they produce momentum effects that can make the Index particularly challenging competition.

The last few years offer an interesting example of this dynamic at work. From the mid-1980s through the mid-2010s, the weighting of the ten largest members of the Index hovered around 20%, but since 2015, thanks to the fabulous success of companies like Apple, Google, Facebook, Microsoft, Nvidia and Tesla, the weighting of the top ten has increased to more than 30%. As the Index has grown increasingly biased toward the performance of many of the country’s fastest-growing and most successful companies, it has become markedly less influenced by the performance of slow-growth and in some cases suffering businesses in areas of the old economy. Perhaps not surprisingly, the last time the Index got this concentrated in its ten largest members was the “Nifty Fifty” market of the early 1970s.

In the early stages of these crowding trends, the Index tends to develop in much the same way we try to shape our own portfolio, in that it steadily tilts toward its fundamentally higher-performing constituents and away from its weaker ones. Then a time-worn feedback loop takes hold: as professional and causal investors alike seek to chase performance and keep pace with an improving and advancing Index, they buy the leaders and sell the laggards. Valuations respond in kind, with those of the leaders rising rapidly along with their underlying revenues and earnings, and vice-versa for the laggards. Success begets success, suffering begets suffering, and eventually we all start to read stories in newspapers talking about how certain companies have become “one decision” or “must-own” stocks for any institutional investor interested in maintaining gainful employment, while other companies and industries have grown so irrelevant that they have become unprofitable for brokerages to follow and unnecessary for fund managers to own. In the runup to these momentary extremes, the Index naturally becomes a particularly tough adversary for any money manager who isn’t “all in” on the dominant companies of the era.

Of course, trees don’t grow to the sky. Even for the best companies of any era, growth becomes harder to achieve as the law of large numbers kicks in and success inevitably attracts competition, and while stock prices can increase much faster than business earnings for years on end, they can’t do so forever. As a result, episodes of Index crowding eventually unwind, and as they do, everything works in reverse: the largest companies tend to weigh on the performance of the market, which causes active investors to allocate away from them, which further accelerates the de-crowding dynamic, and so on. While the past is obviously no guarantee of the future, during these periods Sequoia has historically logged some of its strongest stretches of relative performance.

We should emphasize here that as already mentioned, markets can behave in surprising ways for surprisingly long stretches, so while we would eventually expect the recent trend toward Index crowding to reverse, it could very easily extend much further before it does. We offer this caveat in part because outside of Tesla and a small handful of others, we don’t think today’s marquee S&P 500 constituents have reached anything like the valuation extremes that characterized the giants of the Nifty Fifty or the dot-com bubble. Indeed, we own a couple of them in size. All the same, we remain confident that recent results notwithstanding, our focused and distinct collection of investees will eventually open a significant and sustained lead on the Index, much as Bill Murray presumably knew that he would eventually wake up to see a different day.

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We would be lying if we said we didn’t occasionally long for the days when value investing was still a secret, “scuttlebutt” research was still overwhelmingly the province of journalists and Bill Ruane could count himself as one of only three members of his Harvard Business School class who chose to take a job on Wall Street. Odd as it may sound, though, we mostly like how competitive the money management business has become. As investors, we relish the challenge of matching wits with some of the world’s most creative and

Sequoia Fund	December 31, 2021

Shareholder Letter (Continued)

ambitious talents. As people and citizens, we welcome the degree to which Mr. Market has evolved a more thoughtful, well-rounded, longer-term approach to rendering judgments—even if it makes him a more formidable foe. He’s more attuned than he used to be to the virtues of businesses that sacrifice the profits of the present to delight the customers of the future, and he casts a more skeptical gaze on companies that maintain a damaging or unsustainable relationship with any of their stakeholders, whether shareholders, customers and employees or broader constituencies like society and the environment.

The reason we frame the trend toward what is now commonly referred to as ESG investing as a competitive development is that from our vantage point, there is no other kind of investing. We have always believed that to understand the value of any enterprise, you have to carefully evaluate its relationships with all of its stakeholders. As internet giants and resource extraction companies in both the US and China are learning, it can be hard for shareholders to benefit sustainably from a business that creates social or environmental strains, and as successful Sequoia Fund investees like Berkshire, Carmax, Costco, Expeditors, Fastenal, Progressive and Wayfair have demonstrated, delighting customers while doing right by employees and shareholders is the best way to build enduring corporate value. Back when Mr. Market failed to appreciate these concepts as well as he does now, he was easier to outrun. But because he decides how the lion’s share of productive capital gets deployed, the fact that he has become a more multifaceted thinker means that the world is a better place.

Better, but a long way from perfect. We still live with many businesses that prioritize one stakeholder group over another in ways we find immoral, unethical, unfair or—in the case of environmental degradation—downright dangerous. We have also been living for two generations now amidst an unsustainable trend that has seen a large portion of the benefits associated with incredible innovation and human progress accrue to a disturbingly small sliver of society. As a result, a growing chorus of voices has come to believe that ESG investing should be more than just thoughtful long-term investing—that it should actively steer capital toward some companies and away from others in the service of policy goals, just as people increasingly steer their consumption to promote diversity and inclusion, decarbonization, more humane treatment of animals and other worthy ideals.

While we sympathize with and in many ways admire those who choose to invest with dual objectives of return and reform, we have made our own carefully considered choice to stay entirely focused on the aim of “Excellence in Investment Management” that our firm was founded to pursue. We came to this decision for a few reasons. One is that we have a fiduciary responsibility to our clients that we’re not comfortable conflating with additional responsibilities to broader social and environmental constituencies. Another is that we think we’re better business analysts than policy analysts, and experience has taught us to stay humble about how hard it is to be good even at what we think we do best. A third is that in a complex, uncertain and dynamically evolving world, we think it can be just as difficult to evaluate social utility as it can be to predict commercial prospects, and even if we thought we could do the former as well as the latter, we have reservations about essentially imposing our moral and ethical points of view on our clients.

As fiduciaries, we are obligated to try to earn you the highest possible risk-adjusted return on your capital. Some argue that it’s possible to maximize returns while employing capital for social benefit, but for what it’s worth, we think the debate over whether impact investors can have their cake and eat it too is at best unsettled, and likely clouded by the challenges of distinguishing correlation from causation. We acknowledge and respect the excellent performance records that some ESG-oriented managers have compiled in recent years, but if hot market segments like electric transportation and green energy see their valuations cool down, and if high-growth, asset-light technology companies don’t continue to lead the market forward, investors may start to reconsider the notion that return and reform can be targets without tradeoffs.

While time and further research will eventually answer that question, one thing we know right now is that beating the market by a meaningful margin is a plenty challenging goal on its own. To achieve it, we employ a team of 28 investment professionals who approach the craft of finding and analyzing interesting companies more as an obsession than a vocation. Those of us who have been at this game for a while believe deeply that it has to be an obsession if you want to play it well. Yet even though investing is the first thing we think about in the morning and the last thing we think about before we go to bed other than our families, our most common regret by far is that there aren’t enough hours in the day to synthesize all the information swirling around us. If we had to broaden the focus of our activities to encompass a “second bottom line,” we would have serious concerns about our ability to deliver a result on the first one that meets our high expectations.

We concede that other teams might be more able than we are to walk and chew gum at the same time, but experience has also taught us how important it is for any investor to understand their inherent strengths and limitations. When we assess our own, we are left to conclude that we are better off concentrating intently on judging the future commercial prospects of individual businesses. We consider ourselves lucky to serve philanthropists and philanthropies who apply similar effort and focus to evaluating and shaping the contours of our society, environment and economy, and we think the world will probably be best off if we try to do our jobs as well as we can so that they can do theirs as well as they can.

Even if we had the requisite bandwidth to manage successfully to a second bottom line, we have misgivings about whether the skill we think we have as business analysts should necessarily qualify us to have a similar edge as activists. We appreciate that the humility we mean to express here can sound suspiciously like an excuse or abdication. At a minimum, it’s probably not great marketing. But from our vantage point, it’s well warranted, because just as any tenured investor will inevitably have the scars to prove how hard it is to predict the future, any tenured philosophy professor will vouch for the fact that concepts like justice and morality can be subjects of heated debate.

For example, does the good that Wal-Mart and Amazon have done by making life’s necessities more affordable and accessible outweigh the impact they have had on blue collar working conditions, small businesses and small-town America? Should we celebrate the fact that Steve Jobs created one of the most influential and beloved consumer products in human history, or should we criticize a “walled garden” business strategy that some view as illegally anti-competitive and a record on compensation and shareholder communication during the

Sequoia Fund	December 31, 2021

Shareholder Letter (Continued)

company’s earlier years that many regard as ethically questionable? Are Facebook and Instagram fundamentally immoral enterprises that promote and magnify the worst human impulses, or are they convenient scapegoats for behaviors that have always existed in “public squares,” and has the world lost sight of the way they have enabled tens of millions of creators, activists and small businesses across the globe to connect with audiences they might never have found otherwise? Does investing in the fossil fuel economy make one complicit in what may be an impending climate catastrophe, or does restricting the flow of capital to extractive industries during their sunset years contribute unnecessarily to inflation, economic inequality and potential geopolitical tension? Might it even unintentionally endanger the environment by forcing assets with the potential to do extensive ecological harm into the hands of private owners with less capability and incentive to manage them responsibly than large and heavily scrutinized public companies?

Human fallibility and dynamism then add a further layer of complexity to the task of evaluating social utility, just as they do to the challenge of ascertaining business value. For example, we could have sold our Wayfair investment in the spring of 2020 at a small fraction of its current value, but we had conviction that after flying a bit too close to the sun, a talented and heavily incentivized management team would rapidly course-correct, such that the company we saw at the time would look markedly different a year or two later. Along similar lines, should we pass final moral or ethical judgment on the Facebook/Meta that we see today, or should we expect a similarly motivated team to learn and adapt in response to obvious mistakes? One of the many lessons we have learned from our own errors over the years is that nobody’s perfect, but when smart people encounter adversity, they often display a remarkable facility for turning lemons into lemonade.

The easy way for us to abstract away the challenges of attaching an active ESG component to the sustainability filter that we have always applied to our investing process would be to outsource this added responsibility to third parties, much as many investment managers look to independent services to guide their votes on important corporate proxy questions. While we’re virtually certain that such an approach would be the best answer for our business to the questions raised by the ESG movement, we have always taken pains to prioritize our clients’ bottom line over our own. We don’t think we would be serving you well by outsourcing our judgment or yours to services that purport to boil considerations we see as incredibly complex down to a simple score or checklist.

Perhaps we’re naïve optimists, but at the highest level, we believe that outstanding businesses make the best long-term investments, and that most outstanding businesses get that way by contributing something durably beneficial to the world. We acknowledge that “most” does not mean “all”. And that some of our investees will engender more intense ESG debate than others. And that all of our clients may not agree with all of our opinions about the impact that our companies have on their stakeholders. Still, we think that in aggregate, our philosophy and process tend to produce collections of companies that make the world a little better over time. If they can also produce excellent investment performance that enhances the social impact of thoughtful individuals and successful philanthropies, then the combined activities of our investees and investors should create a force for good of which we can all be proud.

Though we wish we could say otherwise, we can’t promise that all our judgments on matters of sustainability will be the right ones. Complex questions don’t often have easy answers. What we can guarantee is that we will always be forthright with you about where we stand on these issues and why we’re standing there. We will tell you what we believe and not what we think you want to hear, and we will try to remain humble enough to change our minds and admit inevitable mistakes when facts reveal them. Along the way, we encourage you to challenge our thinking and question our premises, because if we’re going to outmatch a stock market that the ESG movement is increasingly nudging toward a more thoughtful disposition, we will have to work relentlessly to raise the level of our game.

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Notable positive contributors during 2021, each responsible for more than a percentage point of performance, included Alphabet, Anthem, Carmax, Charles Schwab, Constellation Software, Credit Acceptance, Eurofins Scientific, Facebook (now Meta Platforms), Formula One and UnitedHealth. Notable laggards and detractors included Disney, Liberty Broadband, Prosus and Wayfair.

Alphabet and Meta, our internet platform investments, continued to grow their revenues and profits at staggering rates in both dollar and percentage terms, thanks largely to their ability—unprecedented in the history of media—to connect people with relevant content on a global scale. Alphabet made notable progress building its cloud software business, while Meta took steps to make the commercial side of Instagram less like a glossy magazine and more like a shopping mall. In conjunction with its change in corporate identity, Meta also doubled down on its longstanding efforts to lead the development of augmented and virtual reality technology that founder Mark Zuckerberg sees as the computing paradigm most likely to supplant the smartphones on which Facebook and Instagram presently depend. It’s very hard to tell at this stage what Meta’s AR/VR investments will yield, but at a minimum we see them as a wise defensive maneuver, and we certainly don’t think the stock price incorporates what could turn out to be potentially large benefits.

In the wake of the harrowing post-election Capitol riot, political and regulatory scrutiny of the big internet platforms understandably grew more intense than ever. While we think the voting public will eventually have to render a consensus on how it would like virtual “public squares” like Facebook, Twitter, YouTube, Reddit and others to operate, there is no question that in the meantime, Alphabet and especially Meta need to give users and parents more control while striking a better balance between enabling freedom of expression on the one hand and ensuring on the other that divisive points of view are not unnecessarily amplified in the pursuit of profit.

Elsewhere in the portfolio, UnitedHealth continued to capitalize on the growth of the popular Medicare Advantage program while vertically integrating into the business of providing rather than merely financing patient care. A historically strong used car market helped Credit Acceptance and Carmax in some ways and hurt in others, but both companies took important steps forward during the year. Credit Acceptance resolved an important regulatory dispute while Carmax advanced further toward its goal of becoming a truly channel-agnostic, omnichannel retailer. TSMC significantly improved its competitive position by stretching the boundaries of physics to ramp

Sequoia Fund	December 31, 2021

Shareholder Letter (Continued)

production of new and more advanced process nodes faster than peers. Formula One benefitted from a return to mass event attendance and the popularity of the Drive to Survive series on Netflix, while Universal Music Group completed a spin-off from Vivendi that we had been hoping for and continued to surf the global wave of streamed music adoption.

Unsurprisingly, “pandemic winner” holdings such as Disney, Netflix, Wayfair and Liberty/Charter saw both their business results and share prices cool off last year, though Eurofins enjoyed extended strength in the market for COVID testing. Constellation, ICE, Jacobs and Schwab made unremarkable but steady progress, while Rolls-Royce continued to suffer the effects of a disrupted travel market. We are getting tired of watching Rolls suffer, and we are also getting tired of talking about being tired of watching Rolls suffer, but removing emotion and history from the equation—as we must—we see very large potential upside to the valuation of the business when international travel eventually normalizes. Famous last words, but we do in fact consider this a question of “when” and not “if.”

Prosus endured the toughest year in the portfolio by far, as a changed government stance toward internet platforms in China negatively impacted Tencent, the company’s primary investment, in several ways. Almost without question, the growth prospects of Tencent’s important gaming and fintech businesses are less exciting today than they were a year ago, and the company now may also have to take a more cautious approach than we would have projected in expanding its lucrative advertising businesses. The one upside for Tencent shareholders to an overwhelmingly negative political and regulatory paradigm shift is that it seems likely to force the company into selling and spinning off its major investment holdings. In the past, we had applied significant haircuts to our appraisals of these very sizeable assets, but recent news makes us more inclined to value them in line with their stock market prices.

Looking back over the two-plus years since we made our investment in Prosus, we are frustrated that progress in many areas of Tencent’s business has been buffeted by an almost unrelenting torrent of regulatory headwinds. First it was a halt in new game approvals. Then it was a set of reforms that narrowed the moat around the company’s consumer payments franchise. Then it was the government’s broader, more recent crackdown on a range of subjects, including youth gaming activity, online lending, after-school tutoring and the use of personal information. In retrospect, while we thought the price we paid for our initial Prosus shares compensated us appropriately for the regulatory and political risks that have always surrounded Tencent’s big businesses, we clearly should have demanded an even wider margin of safety. One bad break can often mean nothing more than bad luck. Two years of them means you missed something.

Looking forward, while we continue to monitor the rapidly evolving Chinese internet landscape and reserve the right to change our minds, we think today’s stock price discounts a lot of bad news. Adjusted for our best guesses at the likely realizable values of the company’s main investment stakes, Tencent’s core gaming, advertising, fintech and cloud software franchises—still some of the world’s best—trade for less than twenty times what we see as our conservative estimate of their earning power, with the ability to grow at attractive double-digit rates over a long horizon. Prosus owns about $160 billion of Tencent stock, plus another $10 billion of cash and shares of online food delivery giant Delivery Hero, plus a collection of private-company investments marked at a valuation well over $30 billion. At current prices, Prosus has a market capitalization of roughly $120 billion, a discount of more than 40% to the aggregate value of its assets that far exceeds any tax liability that liquidating them would trigger.

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We added significantly to our holdings in Meta, Prosus and Wayfair during the year and made meaningful trims to our investments in Berkshire, Credit Acceptance, Eurofins and Jacobs. High valuations pushed us out of successful investments in Arista Networks and Mastercard, while changed business appraisals caused us to exit investments in a2Milk, Fidelity National Information Services and Hiscox.

Mastercard and a2Milk are two stories with very different conclusions, but they both reveal valuable lessons about the nature of investing, and particularly our kind of investing. a2Milk was a mistake where a creative idea and a strong research process produced what we think was a sound judgment—and a bad result. Which could just as easily have been a good result, had we sold our shares when they traded up to nearly two times our cost. In the end, a management team that had done an admirable job bringing a nascent consumer brand from birth to adolescence proved incapable of further advancing it to maturity, especially amidst notable changes to the distribution landscape in the company’s all-important Chinese market.

Making a long-term investment means making a call on how an inherently uncertain future will unfold, and one of the most vexing aspects of that process is the fact that you can do the right research and the right thinking and still get the wrong answer. You can also sometimes get the wrong answer and still temporarily realize the right result, as we would have with a2Milk had we sold our shares a year earlier than we did. In that case, events would quickly have demonstrated that we were lucky rather than smart, but sometimes it can take years after the conclusion of an investment to draw that distinction, and sometimes the difference between randomness and foresight can be surprisingly difficult to discern, even with the benefit of hindsight. For example, what if a new management team ends up building a2Milk into the next Chobani or Oatly, as we thought their predecessors might? Will our sale still look like a rational response to changed circumstances, or a hasty reaction to inevitable growing pains at a young business with fundamentally good genes?

Though we ended up taking an embarrassing loss on a2Milk of roughly 40% versus our cost and 65% versus the stock’s highs in early 2020, the consequences of our choices here pale in comparison to our egregiously poor decision not to buy more Mastercard when we made the company a mere half-percent position soon after its IPO in 2006. Over the subsequent fifteen years, Mastercard shares produced a compound annual total return of approximately 35% per annum, enabling us to sell our last shares for about ninety times what we paid for them. In a testament to the ability of good business performance to overcome bad judgment, price appreciation allowed an investment that was almost immaterially tiny at its inception to achieve an average weighting equal to a much more impactful 3.5% of the Fund’s capital over our holding period. Still, had we simply bought twice as much Mastercard as we did at the start—a mere half-percent more

Sequoia Fund	December 31, 2021

Shareholder Letter (Continued)

of our capital—and then traded the position in the same way from that point forward, the Fund’s compound return over the last fifteen years would have increased from 11% per year to 13% per year1. In case that sounds like a small increment, it represents the difference, on a pretax basis, between earning 3.7 times your money and earning 6.2 times your money.

The notion that a major success can qualify as an even more massive mistake may seem counterintuitive, but it simply reflects the asymmetric mathematics of investing, where a whiff like a2Milk can cost you a third of your investment but a home run like Mastercard can produce nearly limitless, compounding profits. That doesn’t for a second imply that the secret to stock market success is to swing routinely for the fences. In an unpredictable world where it can be hard to know if you made good decisions even years after you’ve made them, indiscipline is the surest road to ruin. But it does explain why investors and investment cultures with records of sustained outperformance are often less sensitive to loss and more open-minded about the potential for gain than the average person. Balancing caution with the capacity for imagination is perhaps the hardest thing we do—the subject of an endless learning process that has a lot more in common with feeling your way through a fog than memorizing the contents of a textbook.

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We made two new investments during 2020, both variations on themes already resident in the portfolio. Anthem, a business we got to know over the course of our involvement with UnitedHealth, is the nation’s largest operator of Blue Cross / Blue Shield health plans. Under the leadership of CEO Gail Boudreaux, a highly regarded former United executive, Anthem has made notable cultural and operational progress over the last few years toward shedding the legacy of its history as a disconnected collection of single-state cooperatives. Though still much more a traditional insurer than the diversified and synergistic health services conglomerate that United has become, Anthem enjoys unmatched local scale and brand power in a business where those attributes confer major competitive advantages. As the company leverages those strengths to catch up to peers in the Medicare and pharmacy benefit markets, we think it should be able to grow its earnings per share at rates in the mid-teens or better for several years, with low sensitivity to the state of the economy.

Notwithstanding this attractive outlook, temporary concern with the Biden Administration’s policy agenda in early 2021 allowed us to purchase our Anthem shares at low-double-digit price/earnings ratios that implied a near-absence of future growth. The stock has since recovered, netting us a solid early gain. Regulation and especially Medicare policy will always be the key risks here, but as with United, we think they’re mitigated at least in part by the diversity of the company’s operations and the fundamental reality that the private sector administers the Medicare benefit more efficiently and appealingly than the government does. The senior citizens stampeding into the Medicare Advantage program by the millions each year are voting on that subject with their feet, and as they do, they create a growing and powerful political constituency for the maintenance of a private-sector Medicare alternative.

Like healthcare services, semiconductors have been a major focus of our research efforts over the last several years. Early work on chip manufacturing enablers Lam Research, Applied Materials and ASML along with graphics processing leader Nvidia sadly produced some of our most egregious recent errors of omission, but we ultimately found our way to investments first in TSMC and more recently in Micron that have both gotten off to promising starts. While TSMC mainly produces CPU and ASIC “logic” chips for third parties, Micron designs and produces DRAM and NAND “memory” chips that it sells on its own. In both fields, the immense and ever-increasing challenges associated with producing stupendously complex and quality-sensitive components at scale have winnowed the field of competition, enabling survivors like TSMC and Micron to enjoy dual benefits of accelerating growth and improving economics. These trends have been most pronounced in the logic market, which explains why TSMC has essentially become a monopoly. In the most important part of the memory market, years of consolidation have instead produced an oligopoly, wherein Micron competes in what we think is an increasingly rational way with Korean rivals Samsung and Hynix.

While stiffer competition means that Micron will never be the business that TSMC is, we find the company’s valuation incongruous with its quality, importance and growth potential. As the world continues to digitize, demand for memory chips should keep advancing at rates far in excess of GDP, allowing the company to grow significantly faster than many manufacturing businesses that are justifiably valued at price-earnings ratios in the teens and twenties. Yet by many estimates, Micron trades for less than ten times its likely earnings for the coming year. As investors come to appreciate the degree to which improved competitive dynamics and durable demand trends have changed the company’s business for the better, we think its valuation may expand in much the same way that semiconductor capital equipment company P/E ratios expanded from the single digits to the high teens over the last several years. If we’re right, the Fund stands to make very substantial profits on its Micron stake. Even if we’re wrong about the potential for a higher valuation here, we think that so long as competition with Samsung and Hynix remains rational, a combination of profit growth and share repurchases should drive Micron’s earnings per share and stock price forward at market-beating rates.

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1 This figure represents hypothetical performance that we calculated assuming doubling the size of our initial investment and doubling any subsequent sales and covers the period from May 25, 2006 (the date of the Fund’s first purchase of Mastercard shares) through May 11, 2021 (the date when the Fund sold its last Mastercard shares). This hypothetical figure is not based on actual performance. We provide this hypothetical figure for illustrative purposes only and make no representation as to the reasonableness of the assumptions used to calculate this figure. Hypothetical performance has many inherent limitations, including the limitation that the methodology used to calculate the performance is designed with the benefit of hindsight. There are numerous factors that cannot be fully accounted for in the calculation of hypothetical performance and that can adversely affect actual performance.

Sequoia Fund	December 31, 2021

Shareholder Letter (Continued)

Notwithstanding the recent Omicron-driven surge—and the vexing fact that the pandemic has made optimism mostly indistinguishable from naivete for the past couple years—our hope and expectation is that 2022 will be the year when the world finally learns to live “normally” with COVID. As a result, we are returning to our traditional Investor Day cadence, with the date set for Friday, May 20. While we will continue to offer a webcast alternative, we are committed—come what may—to hosting an in-person event this year. Note however that we will be shifting to a new location: The Times Center, at 242 West 41st Street in Manhattan. Look for more details in coming months. In the meantime, we wish you a new year filled with happiness and good health, and we thank you for the remarkable client alignment and loyalty that makes our unique culture and mode of operation possible.

Sincerely,

The Ruane, Cunniff & Goldfarb Investment Committee,

Arman Gokgol-Kline	John B. Harris	Trevor Magyar	D. Chase Sheridan

January 25, 2022

Sequoia Fund	December 31, 2021

Management’s Discussion on Fund Performance (Unaudited)

The table below shows the 12-month total return for the top ten investments at the end of 2021.

Company	% of Net Assets 12/31/21	Total Return	% of Net Assets 12/31/20
Alphabet, Inc.	8.3%	65.6%	6.1%
UnitedHealth Group, Inc.	6.7%	45.3%	5.3%
CarMax, Inc.	6.3%	37.9%	5.2%
Meta Platforms, Inc.	6.3%	22.9%	5.0%
Taiwan Semiconductor Mfg.	6.0%	11.6%	6.1%
Anthem, Inc.	5.7%	36.3%	0.0%
Charles Schwab Corp.	5.1%	60.2%	4.0%
Micron Technology, Inc.	5.0%	23.5%	0.0%
Liberty Formula One	4.9%	48.5%	3.8%
Constellation Software, Inc.	4.7%	53.8%	4.3%

Sector Breakdown as of December 31, 2021

(% of net assets)

The total return for the Sequoia Fund in 2021 was 25.48%. This compares with the 28.71% return of the S&P 500 Index.

Our preference is to make concentrated commitments of capital at what we believe are attractive prices in a limited number of companies that have superior long-term economic prospects. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The top ten investments constituted approximately 59% of Sequoia’s net assets on December 31, 2021. At year-end, the Fund was 99.1% invested in common stocks and 0.9% invested in cash.

Alphabet’s revenue for calendar 2021 was $257 billion, a 41% improvement versus the prior year. Google’s primary earnings engine, its advertising business, grew 42% during this period, aided by 45% growth at YouTube, which generated revenue of nearly $29 billion for 2021. Google Cloud revenue also posted healthy revenue growth of 47%, reaching $19 billion for the year.

During this period, Alphabet expanded its margins dramatically to 31%, a level not seen for a full fiscal year in over a decade. Alphabet’s heavy investments in Google Cloud are beginning to bear fruit, with Cloud’s operating losses on a path to become operating profits in the near future. In the most recent quarter, Google Cloud posted an operating margin of -16%, compared to -32% in the year-ago quarter. Alphabet’s combination of rapid revenue growth and margin expansion resulted in a near doubling of diluted earnings per share for 2021 versus 2020.

Growth at this pace for a company of Alphabet’s size is nothing short of extraordinary. Alphabet is Sequoia’s largest position, and despite the 65.3% appreciation in the stock in 2021, the price to earnings multiple has actually contracted over the course of the year. If we give Alphabet credit for the cash on its balance sheet and add back losses from Other Bets, the business trades for an earnings multiple that is a modest premium to the market’s multiple. Alphabet is a far more defensible business than the average S&P 500 stock and continues to grow earnings far faster than the S&P 500 in aggregate.

UnitedHealth Group (“UNH”) had a strong year despite the deferred medical care from 2020 surfacing in 2021 and the emergence of two additional COVID waves. Total revenues were up 12% year-over-year, and earnings per share increased 13% year-over-year. Robust Medicare Advantage and Medicaid membership growth propelled the insurance arm’s revenues and earnings higher. At Optum – the health, prescription and tech services side of the business – growth was driven by the continued build-out of their value-based care arrangements and increased pharmacy care offerings.

For a business that we expect to post solid earnings growth in the years ahead, we believe UnitedHealth still represents good value at a market multiple, despite a strong year in which UNH appreciated 45% to finish as the second largest holding in Sequoia’s portfolio.

Sequoia Fund	December 31, 2021

Management’s Discussion on Fund Performance (Unaudited) (Continued)

Carmax grew sales and net profits at 76% and 84%, respectively, through the first nine months of the fiscal year ending in February 2022. This growth reflects an easy comparison versus Covid-impacted fiscal 2021 as well as one of the strangest used-car markets on record. Supply shortages in the new car market led to increased demand for used cars. Used car prices soared, but supply was limited.

Carmax fared better than many competitors because of a superior ability to source used cars. Its instant cash offers, helped by its year-ago acquisition of the Edmunds car-listing service, proved a hit with consumers interested in selling their cars. Sellers can get a quote by just entering their license plate number and answering a few questions. Instant cash offers represent the latest step in Carmax’s evolution towards becoming an omni-channel retailer. Already, two-thirds of Carmax’s customers don’t have to come to a store to buy a car. They can buy online and have a car shipped to their homes. They can also finance online. In the most recent quarter, 9% of Carmax’s sales went to customers who completed their transactions remotely.

We expect market conditions to normalize in the year ahead. Even if growth slows as this occurs, we expect Carmax to continue gaining market share. As the largest used car retailer in America, Carmax has long been advantaged over its 30,000 competitors. Most of the competitors will struggle to adjust to a world of digital sales. We view e-commerce as an opportunity for Carmax to increase its lead.

Meta Platforms, Inc. (the renamed Facebook) built on 2020’s strong financial performance by growing revenues 37% in calendar 2021 versus 2020. GAAP operating profit increased by 43% and diluted earnings per share increased by 36%. Like Alphabet, Meta Platforms benefited from increased user engagement as the ongoing pandemic increased online activity.

Popular sentiment regarding Meta plummeted in late 2021 in the wake of Frances Haugen’s well-documented criticisms about content moderation decisions taken by Meta management. We welcome the scrutiny of the practices at Meta and indeed of all important social platforms. We hope and expect that Meta will significantly and continuously improve its handling of misinformation and harmful content, and that 2022 will mark a turning point in the company’s approach to user engagement.

In its 2021 earnings report, Meta disclosed an operating loss of $10 billion in its Reality Labs division. Remarkably, Meta generated operating income of nearly $47 billion in

2021 even after factoring in the heavy burden of its AR/VR investments. That said, management highlighted increased competition to its social media platforms from TikTok as well as a significant headwind to revenue created by Apple’s changes to IDFA. These concerns took the company’s already-battered stock lower. We believe Meta remains the world’s top social media company and can continue to grow its business faster than GDP for quite some time, even as it establishes an early beachhead in the next generation of computing platforms. In our estimation, it is an above-average business with a stock selling for a below-average multiple.

Taiwan Semiconductor Manufacturing Company (“TSMC”) recorded another strong year of growth, with revenue up 25% in USD. Revenue from the most leading-edge 5nm node (where TSMC’s technology surpasses that of all other foundries) has leapt from nil in the second quarter of 2020 to 23% of revenue in the fourth quarter of 2021. The ramp-up periods of new nodes often depress margins, but the company has managed to improve yields remarkably quickly and has taken advantage of its market strength to raise prices. As a result, it is achieving a higher gross margin than in the past and expects to retain this level of profitability. We are still confident that TSMC is the best foundry in the world.

Historically, TSMC has centered its fabrication facilities in Taiwan, where it has benefitted from a highly educated and hardworking talent pool, a local ecosystem of topnotch suppliers built up over decades, and status as a national high-tech champion. Aside from relatively small-scale subsidiaries and JVs, TSMC has found little reason to build fabs outside of Taiwan. That is changing. Pandemic supply chain jams and US/China political tensions have made access to semiconductor manufacturing a key geopolitical concern. TSMC has responded by initiating or exploring capital investments in the US, Japan, China, and Germany. These new plants will take many years to rival the company’s Taiwanese production base, but we are encouraged that the company is taking steps to diversify its footprint and risk profile.

Anthem, Inc. is a new position in Sequoia. Although we came into 2021 with a healthy appreciation of the managed care sector, as we continued our research, we grew to like the industry even more. As a result, when the P/Es of the sector diverged from the S&P 500’s to near historic levels in March amid market concerns about the Biden Administration’s policy agenda, we initiated a position in Anthem, the nation’s largest for-profit Blue Cross Blue Shield

Sequoia Fund	December 31, 2021

Management’s Discussion on Fund Performance (Unaudited) (Continued)

operator. We then opportunistically added to the position over the next three months.

Like United, despite some COVID-related headwinds, the company performed well. Thanks to Medicare and Medicaid membership growth, new healthcare services acquisitions, and the continued expansion of their Pharmacy Benefit Manager – IngenioRx – revenue and earnings per share were up 13% and 16%, respectively, in 2021.

For a stable business that we expect to continue to grow steadily, we believe Anthem represents good value at a sub-market multiple.

Charles Schwab Corp. (“Schwab”) was first purchased in the Sequoia portfolio in 2016. We opportunistically added to the position at approximately $30 per share in very early 2020. Schwab reentered the list of top ten positions for the Fund this year thanks to stock price appreciation that reached almost 60% in 2021.

In late 2019, Schwab reached an agreement to acquire TD Ameritrade for $26 billion. This transaction was completed in October 2020. As such, 2021 was the first full year for the combined entity. As a result, Schwab’s reported revenues and profits surged in 2021. More fundamentally, Schwab’s profitability, as measured by pre-tax margins (48%) and return on tangible equity (22%), reached levels not seen in years. This improvement in profitability was driven by increased scale from the merger, the partial realization of merger synergies, and buoyant equity markets, all of which offset continued pressure on net interest margins caused by the low-rate environment.

Operationally, Schwab continues to work its way through its multi-year integration of TD Ameritrade. At the same time, the company is investing heavily in systems and headcount to support the unprecedented levels of client activity that materialized during the pandemic and that have yet to normalize. We believe Schwab will manage through these various projects, but it bears watching.

Despite the challenges of the past two years – the onset of the pandemic, the subsequent surge in client activity, the ongoing integration of TD Ameritrade – Schwab’s asset gathering machine has continued to hum along. In 2021, Schwab grew total client assets 8% organically. In the year prior, the company grew total client assets 7% organically.

We attribute these impressive organic asset flows to Schwab’s strategic position, which, in our view, remains very strong. We believe Schwab’s broad product offering,

responsive client service, low-cost position, and trusted brand position the company to compete effectively, now and in the years to come, with the various incumbents as well as the more digitally-oriented start-ups.

Micron Technology, Inc. is a new position for the Fund. The US-based company is one of the world’s three leading providers of dynamic random-access memory (DRAM), one of the essential building blocks of the digital age.

In past decades, the DRAM market was highly fragmented and intensely competitive. The environment was exacerbated by the rapid pace of innovation in the underlying process technology, which encouraged aggressive supply-led competition. Today, the situation is, in our view, quite different. The industry has been consolidated, and ongoing improvements in the underlying process technology are more incremental and much more costly than in the past. These economic realities are already encouraging, and we believe will continue to encourage, more discipline within the industry. In short, we believe Micron and its peers are now positioned to capture their fair share of value for manufacturing one of the world’s most important industrial inputs.

DRAM and memory more generally have outgrown the broader semiconductor industry. We expect this trend to continue as demand-hungry use cases such as autonomous vehicles, machine learning and 5G continue to proliferate.

While demand for DRAM memory was broadly robust in 2021, consumption hit an unexpected road bump in the second half. Not only had many end customers built up meaningful DRAM inventory, but their businesses were hit by shortages in other components. Customers were left unable to ship complete products and ended up ordering less DRAM. Encouragingly, the industry reined in supply to protect returns.

At roughly 10x our estimate of through-cycle earnings, we would note that Micron trades at a significant discount to other quality cyclicals that grow far slower but trade for much higher multiples.

Liberty Formula One is expected to report a near doubling of revenue in 2021. Revenues and operating profits are expected to approach pre-pandemic levels as the COVID restrictions imposed on live events in 2020 began to lift. Despite the notable improvement, restrictions on live events in certain markets and incremental costs to run a sport during the COVID era remained during 2021, overshadowing underlying growth from an expanded

Sequoia Fund	December 31, 2021

Management’s Discussion on Fund Performance (Unaudited) (Continued)

calendar, new sponsors, and growth in underlying media rights. As importantly, the 2021 season began to exhibit some of the benefits of Liberty’s investments in marketing and non-traditional distribution (such as Netflix’s Drive to Survive series) over the last handful of years. The action on the track turned out to be a nail-biter, with Red Bull overtaking Mercedes on the last lap of the last race of the season to win the drivers’ and constructors’ championships. The racing excitement plus the benefits of the improved reach off the track led to notable growth in race attendance and viewership – two key metrics that indicate the health of the overall sport’s ecosystem is improving. Investors weren’t the only ones to take notice of these improvements, withVW Group heavily rumored to announce the entry of its Porsche or Audi brand into the sport sometime in early 2022.

2022 is expected to be a big year for the league, with many of the agreed-to changes in the new Concord Agreement –including new car specifications and a budget cap – set to come into force. Reports are that the teams have also largely agreed to new engine regulations and an engine budget cap to take effect in 2025. While we don’t expect an immediate benefit from all these changes, they should make for tighter competition and a more environmentally and financially sustainable sport – all primary drivers of the continued growth that we expect the sport to enjoy in the years ahead.

Constellation Software, Inc. grew its revenue by 29% in 2021 while maintaining strong margins. The company’s organic growth has rebounded from the minor decline experienced during the pandemic, and the team continues to make acquisitions apace, investing essentially all the company’s cash flow back into expansion.

Mark Leonard’s head office efforts to deploy additional capital on a large, PE-style software acquisition or on a company operating outside of the vertical market software space have yet to bear fruit, but patience is often the cost of discipline. And we highly value the discipline of the team at CSI.

On the topic of discipline, Sequoia sold its shares of Constellation’s Topicus spin-off earlier in the year when the multiple seemed heady to us. As with our previous trims of Constellation itself, we were soon chagrined to see the stock price continue to climb after our sale, but we are content to trade the possibility of short-term levitation for investment soundness.

Sequoia Fund	December 31, 2021

Annual Fund Operating Expenses (Unaudited)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.09%

Total Annual Fund Operating Expenses*	1.09%
Expense Reimbursement by Investment Adviser*	-0.09%

Net Annual Fund Operating Expenses*	1.00%

* It is the intention of Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This expense reimbursement obligation is a provision of the Investment Adviser’s investment advisory contract with the Fund and the reimbursement obligation will be in effect only so long as that investment advisory contract is in effect. The expense ratio presented is from the Fund’s prospectus dated April 30, 2021. For the year ended December 31, 2021, the Fund’s annual operating expenses and investment advisory fee, net of the reimbursement, were 1.00% and 0.93%, respectively.

Fees and Expenses of the Fund (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 through December 31, 2021
Actual	$1,000	$1,081.30	$5.25
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09

** Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sequoia Fund	December 31, 2021

Schedule of Investments

December 31, 2021

(Percentages are of the Fund’s Net Assets)

Common Stocks (99.1%)

Shares		Value (Note 1)
	Aerospace & Defense (2.4%)
71,249,483	Rolls-Royce Holdings PLC (United Kingdom)(a)	$118,505,150

	Application Software (4.7%)
124,074	Constellation Software, Inc. (Canada)	230,202,169

	Automotive Retail (6.3%)
2,375,390	CarMax, Inc.(a)	309,347,040

	Cable & Satellite (4.1%)
350,539	Liberty Broadband Corp. - Class A(a)	56,401,725
893,831	Liberty Broadband Corp. - Class C(a)	143,996,174

		200,397,899

	Consumer Finance (4.3%)
306,828	Credit Acceptance Corp.(a)	210,999,479

	Financial Exchanges & Data (3.5%)
1,237,843	Intercontinental Exchange, Inc.	169,299,787

	Interactive Media & Services (14.5%)
100,042	Alphabet, Inc. - Class A(a)	289,825,676
39,680	Alphabet, Inc. - Class C(a)	114,817,651
914,274	Meta Platforms, Inc.- Class A(a)	307,516,060

		712,159,387

	Internet & Direct Marketing Retail (7.6%)
1,973,651	Prosus NV (Netherlands)	165,222,032
1,079,369	Wayfair, Inc. - Class A(a)	205,047,729

		370,269,761

	Investment Banking & Brokerage (5.1%)
2,944,803	The Charles Schwab Corp.	247,657,932

	Life Sciences Tools & Services (3.8%)
1,508,166	Eurofins Scientific SE (Luxembourg)	186,814,713

	Managed Health Care (12.4%)
603,667	Anthem, Inc.	279,823,801
654,267	UnitedHealth Group, Inc.	328,533,632

		608,357,433

	Movies & Entertainment (15.6%)
43,481	Liberty Media Corp.- Liberty Formula One - Class A(a)	2,580,163
3,785,286	Liberty Media Corp.- Liberty Formula One - Class C(a)	239,381,487
269,101	Netflix, Inc.(a)	162,117,206
985,048	The Walt Disney Co.(a)	152,574,085
7,303,152	Universal Music Group NV (Netherlands)	206,036,743

		762,689,684

	Multi-Sector Holdings (0.9%)
153,616	Berkshire Hathaway, Inc. - Class B(a)	45,931,184

	Research & Consulting Services (2.9%)
1,020,323	Jacobs Engineering Group, Inc.	142,059,571

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2021

Schedule of Investments (Continued)

December 31, 2021

Shares		Value (Note 1)
	Semiconductors (11.0%)
2,653,239	Micron Technology, Inc.	$247,149,213
2,444,634	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	294,113,916

		541,263,129

	Total Common Stocks (Cost $2,548,963,696)	4,855,954,318

	Total Investments (99.1%)
	(Cost $2,548,963,696)(b)	4,855,954,318

	Other Assets Less Liabilities (0.9%)	43,140,790

	Net Assets (100.0%)	$4,899,095,108

(a)	Non-income producing security.

(b)	The cost for federal income tax purposes is $2,586,170,993. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off.

Abbreviation:

SP ADR     Sponsored American Depository Receipt

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1 –	unadjusted quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

Level 3 –	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of December 31, 2021, all financial instruments listed in the Schedule of Investments are considered Level 1. During the year ended December 31, 2021, there were no transfers between Levels and there were no Level 3 securities held by the Fund.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2021

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments in securities, at value (cost $2,548,963,696) (Note 1)	$4,855,954,318
Cash on deposit	43,720,255
Receivable for capital stock sold	3,273,002
Dividends receivable	1,765,674
Other assets	179,042

Total assets	4,904,892,291

Liabilities
Payable for capital stock repurchased	1,531,907
Accrued investment advisory fee	3,989,157
Accrued professional fees	162,640
Accrued transfer agent fees	64,562
Accrued custodian fees	10,417
Accrued other expenses	38,500

Total liabilities	5,797,183

Net Assets	$4,899,095,108

Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 26,483,024 shares outstanding	$2,530,596,138
Total distributable earnings (loss)	2,368,498,970

Net Assets	$4,899,095,108

Net asset value per share	$184.99

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2021

Statement of Operations

Year Ended December 31, 2021

Investment Income
Income
Dividends, net of $2,444,177 foreign tax withheld	$35,302,397

Total investment income	35,302,397

Expenses
Investment advisory fee (Note 2)	48,128,291
Professional fees	659,777
Transfer agent fees	692,404
Independent Directors fees and expenses	547,975
Custodian fees	125,000
Other	1,468,416

Total expenses	51,621,863
Less expenses reimbursed by Investment Adviser (Note 2)	3,343,577

Net expenses	48,278,286

Net investment loss	(12,975,889)

Realized and Unrealized Gain (Loss) on Investments, Swap Agreements and Foreign Currency Transactions
Realized gain (loss) on
Investments (Note 3)	751,521,152
Swap agreements*	(1,156,976)
Foreign currency transactions	(957,473)

Net realized gain on investments, swap agreements and foreign currency transactions	749,406,703

Net change in unrealized appreciation/(depreciation) on
Investments	337,328,296
Foreign currency translations	(4,459)

Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	337,323,837

Net realized and unrealized gain on investments, swap agreements and foreign currency transactions and translations	1,086,730,540

Net increase in net assets from operations	$1,073,754,651

*	Primary risk exposure was equity contracts.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2021

Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations
Net investment loss	$(12,975,889)	$(24,378,640)
Net realized gain on investments, swap agreements and foreign currency transactions	749,406,703	635,575,447
Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	337,323,837	234,194,723

Net increase in net assets from operations	1,073,754,651	845,391,530

Distributions to shareholders from:
Total distributable earnings	(674,733,986)	(544,807,691)

Capital share transactions
Shares sold	120,159,208	99,116,146
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	532,377,789	424,384,788
Shares repurchased	(482,858,696)	(473,786,784)

Net increase from capital shares transactions	169,678,301	49,714,150

Total increase in net assets	568,698,966	350,297,989
Net Assets
Beginning of year	4,330,396,142	3,980,098,153

End of year	$4,899,095,108	$4,330,396,142

Share transactions
Shares sold	640,337	670,337
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	2,866,958	2,613,661
Shares repurchased	(2,554,813)	(3,060,482)

Net increase from capital share transactions	952,482	223,516

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2021

Financial Highlights

	Year Ended December 31,
	2021		2020		2019		2018		2017
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$169.62		$157.27		$132.20		$169.55		$161.28

Income from investment operations
Net investment loss	(0.13)		(0.95)		(0.62)		(0.69)		(0.59)
Net realized and unrealized gains (losses) on investments	42.92		36.20		38.50		(2.67)		32.12

Net increase (decrease) in net asset value from operations	42.79		35.25		37.88		(3.36)		31.53

Less distributions from
Net investment income	(4.93	)(a)	—		(1.16	)(a)	—		—
Net realized gains	(22.49)		(22.90)		(11.65)		(33.99)		(23.26)

Total distributions	(27.42)		(22.90)		(12.81)		(33.99)		(23.26)

Net asset value, end of year	$184.99		$169.62		$157.27		$132.20		$169.55

Total Return	25.48%		23.33%		29.12%		(2.62)%		20.07	%(b)

Ratios/Supplementary data
Net assets, end of year (in millions)	$4,899		$4,330		$3,980		$3,436		$4,246
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.07%		1.09	%(c)	1.07	%(c)	1.06	%(c)	1.07	%(c)
After expenses reimbursed by Investment Adviser	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets	(0.27)%		(0.63)%		(0.42)%		(0.42)%		(0.35)%
Portfolio turnover rate	23%		28%		16%		27%		18%

(a)

The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on a corporate spin–off. As a result, the Fund was required to make a distribution from net investment income for tax purposes.

(b)	Includes the impact of proceeds received and credited to the Fund resulting from a class action settlement, which enhanced the Fund’s performance for the year ended December 31, 2017 by 0.05%.
(c)	Reflects reductions of 0.00%, 0.02%, 0.05% and 0.02% for expenses reimbursed by insurance company for the years ended December 31, 2020, 2019, 2018 and, 2017, respectively.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2021

Notes to Financial Statements

Note 1— Significant Accounting Policies

Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services— Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (”GAAP“). The Fund consistently follows such policies in the preparation of its financial statements.

A.

Valuation of investments: Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at the time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the ”Investment Adviser“) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

B.

Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

D.

Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and it intends to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

E.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sequoia Fund	December 31, 2021

Notes to Financial Statements (Continued)

F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.

Note 2— Investment Advisory Contract and Payments to Affiliates

The Investment Adviser provides the Fund with investment advice and administrative services pursuant to an investment advisory contract (the “Advisory Contract”) with the Fund.

Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1.00% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1⁄2% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1.00% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2021 and the Investment Adviser reimbursed the Fund $2,474,277. Such reimbursement is not subject to recoupment by the Investment Adviser.

The Fund has contractually agreed to pay an asset-based fee to certain financial intermediaries for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediaries. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediaries on behalf of the Fund for the year ended December 31, 2021 were approximately $869,300, which is included in expenses reimbursed by the Investment Adviser in the Statement of Operations.

For the year ended December 31, 2021, advisory fees of $48,128,291 were earned by the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser. There were no other amounts accrued or paid to interested persons, including officers and directors.

Note 3— Investment Transactions

The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2021 were $1,076,323,976 and $1,431,179,172, respectively. Included in proceeds of sales is $113,376,963 representing the value of securities distributed in payment of redemptions in-kind, resulting in realized gains of $109,066,062.

Note 4— Federal Income Tax Information

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2021, permanent differences due primarily to realized gains on redemptions in-kind not recognized for tax purposes resulted in a net decrease in total distributable earnings (loss) of $109,066,062 with a corresponding increase in paid in capital of $109,066,062. These reclassifications had no effect on net assets.

At December 31, 2021 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,586,170,993, $2,275,831,254 and $6,047,929, respectively. The net unrealized depreciation on foreign currencies was $21,020.

Sequoia Fund	December 31, 2021

Notes to Financial Statements (Continued)

The tax character of distributions paid for the year ended December 31, 2021 and 2020 was as follows:

	2021	2020
Distributions paid from
Ordinary income	$121,822,116	$7,408,682
Long-term capital gains	552,911,870	537,399,009

	$674,733,986	$544,807,691

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of December 31, 2021 and 2020 the components of distributable earnings on a tax basis were as follows:

	2021	2020
Undistributed ordinary income / (ordinary loss deferral)	$617,065	$913,207
Undistributed long-term gains	98,119,600	106,132,605
Unrealized appreciation	2,269,762,305	1,971,498,555

	$2,368,498,970	$2,078,544,367

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2018 through December 31, 2021) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Note 5— Indemnification

The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, except as noted in the following paragraph, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss thereunder to be remote.

Note 6— Legal Proceedings

On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardner, derivatively and on behalf of Sequoia Fund, Inc. (the “Fund”), filed a suit against Ruane, Cunniff & Goldfarb Inc. (“RCG”), Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of NewYork, County of NewYork. The Fund was also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserted derivative claims in connection with certain of the Fund’s investments against the Defendants for alleged breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York. In February 2017, the court granted the Defendants’ motion to dismiss all claims in the action. On March 22, 2017, the plaintiffs filed a notice of appeal from the court’s dismissal. On July 5, 2018, the Supreme Court Appellate Division, First Department, unanimously affirmed the dismissal of all claims. On November 29, 2018, the plaintiffs filed an application for leave to appeal the Appellate Division’s ruling to the New York Court of Appeals. That application was denied on February 21, 2019.

On November 14, 2017, Donald Tapert, derivatively and on behalf of the Fund, filed a suit against David M. Poppe, Edward Lazarus, Robert L. Swiggett, Roger Lowenstein, Tim Medley, John B. Harris, Peter Atkins, Melissa Crandall, Robert D. Goldfarb, and RCG, in the Baltimore City Circuit Court, Maryland. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of fiduciary duty, aiding and abetting breach of fiduciary

Sequoia Fund	December 31, 2021

Notes to Financial Statements (Continued)

duty, waste of corporate assets, and unjust enrichment. The case is Tapert v. Poppe et al., Case No. 24-C-17-005430, Baltimore City Circuit Court, Maryland. Defendants moved to dismiss the complaint on March 19, 2018, and the Court granted that motion on August 14, 2019 and dismissed the claims with prejudice. Plaintiff appealed the court’s decision to the Maryland Court of Special Appeals on September 13, 2019, and that appeal was dismissed in May 2020 as a matter of law when Plaintiff failed to file his appellate brief by the last date it was due.

On February 9, 2018, Charles Wilfong & Ann R. Wilfong JTWROS, derivatively and on behalf of the Fund, filed a suit against RCG, Robert D. Goldfarb, David Poppe and Roger Lowenstein, in the Supreme Court of the State of New York. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of duty of loyalty, breach of duty of care, and wrongful refusal to take action. The case is Wilfong v. Ruane, Cunniff & Goldfarb Inc. et al., 650699/2018, Supreme Court of the State of New York, County of New York. The action was dismissed by stipulation of the parties on September 20, 2019 without prejudice to Plaintiffs refiling the action solely in the event that the Maryland Court of Special Appeals reversed the Baltimore City Circuit Court’s decision in the Tapert action. By virtue of the dismissal of the Tapert appeal, the dismissal of this action is now with prejudice as a result of the terms of the stipulation.

On May 21, 2018, Thomas Edwards and Michael Fortune, individually and as representatives of a purported class, filed a suit against the Fund in the United States District Court in the Southern District of New York. The complaint asserted a claim for breach of contract. The case is Edwards v. Sequoia Fund, Inc., Case No. 1:18-cv-04501, S.D.N.Y. On October 18, 2018, the court granted the Fund’s motion to dismiss all claims. On November 15, 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit. The Second Circuit affirmed the District Court’s decision on September 9, 2019.

On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan (the “Plan”), filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles E. Haldeman, Jr., Samuel G. Liss and John Does 1-20. The Fund is not a defendant in this lawsuit. The complaint asserted claims for alleged breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., Case No. 1:16-cv-01900-WHP, U.S. District Court for the Southern District of New York. Upon being presented with an arbitration agreement between plaintiff and DST, plaintiff dismissed without prejudice all claims against all of the defendants other than RCG, which was thereby the only defendant remaining in the case. On August 15, 2017, the court granted RCG’s motion to compel arbitration and the case was dismissed on August 17,2017. On September 8, 2017, the plaintiffs filed a notice of appeal from the District Court’s order granting the motion to compel arbitration and dismissing the case. On March 4, 2021, the Second Circuit reversed the District Court’s order and remanded the case to the District Court for further proceedings.

On September 1, 2017, plaintiffs Michael L. Ferguson, Myrl C. Jeffcoat and Deborah Smith, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., George L. Argyros, Tim Bahr, Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Ned Burke, John W. Clark, Michael G. Fitt, Gary D. Forsee, Steven Gebben, Gregg Wm. Givens, Kenneth Hager, Charles E. Haldeman, Jr., Lawrence M. Higby, Joan Horan, Stephen Hooley, Robert T. Jackson, Gerard M. Lavin, Brent L. Law, Samuel G. Liss, Thomas McDonnell, Jude C. Metcalfe, Travis E. Reed, M. Jeannine Strandjord, Beth Sweetman, Douglas Tapp and RandallYoung. The Fund is not a defendant in this lawsuit. The complaint asserts claims for alleged breach of fiduciary duty under ERISA, breach of trust, and other claims. The case is Ferguson, et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:17-cv-06685-ALC (S.D.N.Y.). On July 25, 2018, Stephanie Ostrander, a Plan participant, filed a motion in Ferguson seeking to intervene in that case to assert a class action on behalf of certain Plan participants. The court denied the motion to intervene on March 29, 2019. On December 14, 2018, the DST defendants filed a partial motion to dismiss, seeking dismissal of certain claims relating solely to the 401(k) portion of the Plan, with which RCG had no involvement. The court granted the motion to dismiss on September 18, 2019. On April 5, 2021, Plaintiffs moved to amend their complaint to add class allegations and to delete the allegations relating to the 401(k) portion of the Plan. Contemporaneously, Plaintiffs also filed a motion to certify

Sequoia Fund	December 31, 2021

Notes to Financial Statements (Continued)

the class. The court granted both motions on August 17, 2021. On August 30, 2021, intervenor parties moved for leave to appeal the class certification decision to the Second Circuit. That motion remains pending. On January 31, 2022, Plaintiffs filed an amended complaint containing class allegations in accordance with the court’s August 17, 2021 order.

On September 7, 2017, plaintiff Stephanie Ostrander, as representative of a class of similarly situated persons, and on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed suit in the Western District of Missouri against DST Systems, Inc., The Advisory Committee of the DST Systems, Inc,. 401(k) Profit Sharing Plan, The Compensation Committee of The Board of Directors of DST Systems, Inc., RCG and John Does 1-20. The complaint asserted claims for alleged breach of fiduciary duty, breach of trust, and other claims. The case is Ostrander v. DST Systems, Inc. et al., Case No. 4:17-cv-00747-BCW. The Fund is not a defendant in this lawsuit. On February 2, 2018, the court granted the defendants’ motion to dismiss all claims.

On September 28, 2018, counsel for Stephanie Ostrander filed another suit, Canfield v. SS&C Tech. Holdings, Inc. et al., Case No. 1:18-cv-08913-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, and Ostrander cases. The Fund is not a defendant in this lawsuit.

On November 5, 2018, counsel for Stephanie Ostrander filed another suit, Mendon v. SS&CTech. Holdings, Inc., et al., Case No. 1:18-cv-10252-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, Ostrander, and Canfield cases. The Fund is not a defendant in this lawsuit.

On August 6, 2018, eleven participants of the DST Profit Sharing Plan submitted arbitration demands (the “Demands”) to the American Arbitration Association (the “Arbitrations”). The Demands assert claims that are virtually identical to those in the Cooper, Ferguson, Ostrander, Canfield, and Mendon cases. An additional approximately 574 claimants have sent demands, similar to the Demands, for submission to the American Arbitration Association. Hearings have been held in more than 350 of the arbitration proceedings, and the U.S. District Court for the Western District of Missouri has confirmed approximately 150 arbitration awards. Those awards are currently on appeal to the Eighth Circuit Court of Appeals. The Fund is not a defendant in these proceedings.

RCG reached an agreement to settle the claims asserted against it in the Arbitrations, Canfield and Mendon on June 5, 2020.

On October 8, 2019, the Secretary of Labor filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., Robert D. Goldfarb, The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Kenneth Hager, Randall D. Young, Gregg W. Givins, Gerard M. Lavin, M. Elizabeth Sweetman, Douglas W. Tapp, George L. Argyros, Lawrence M. Higby, Travis E. Reed, Lowell L. Bryan, Samuel G. Liss, Brent L. Law, Lynn Dorsey Bleil,, Jerome H. Bailey, Gary D. Forsee, and Charles E. Haldeman, Jr. The Fund is not a defendant in this lawsuit. The Secretary’s complaint asserts claims for alleged breaches of fiduciary duties and co-fiduciary breach. The case is Scalia v. Ruane, Cunniff & Goldfarb Inc., et al.,CaseNo. 1:19-cv-9302-ALC (S.D.N.Y.). RCG, Mr. Goldfarb, and the DST defendants all moved to dismiss the Secretary’s complaint on December 4, 2020; the Secretary opposed those motions on January 8, 2021; and all defendants submitted replies in support of their motions on February 5, 2021. The court has not yet scheduled oral argument on the motions.

On November 11, 2020, plaintiffs DST Systems, Inc., the Advisory Committee of the DST Systems, Inc. 401(k) Profit Sharing Plan, and the Compensation Committee of the Board of Directors of DST Systems, Inc. filed suit against RCG, Ruane, Cunniff & Goldfarb LLC, Ruane, Cunniff & Goldfarb L.P., and certain current and former officers, directors and owners of RCG. The case is DST Systems, Inc., et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:20-cv-9472 (S.D.N.Y.). A motion to dismiss the complaint was filed on December 17, 2021. The Fund is not a defendant in this lawsuit. The complaint asserts claims for indemnification, contribution, fraudulent conveyance, and breach of contract in connection with the litigations relating to the DST pension funds.

RCG believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them.

Sequoia Fund	December 31, 2021

Notes to Financial Statements (Continued)

On December 10, 2019, RCG filed a suit in the United States District Court for the Southern District of New York against the claimants in the arbitrations pending before the American Arbitration Association (the “Claimants”). The suit also names, as nominal defendants, DST Systems, Inc., the plaintiffs in the Ferguson, Canfield, and Mendon cases, and the Secretary of Labor. RCG’s complaint seeks declaratory and injunctive relief regarding the overlapping and duplicative actions pending against RCG. On December 18, 2019, RCG filed a motion for preliminary injunction and appointment of a special master, seeking a stay of the arbitrations pending before the American Arbitration Association. Claimants and the Secretary of Labor have opposed that motion. In addition, Claimants moved to dismiss RCG’s complaint on January 6, 2020. The Secretary of Labor requested a pre-motion conference in connection with an anticipated motion to dismiss RCG’s complaint on February 18, 2020. RCG’s motion for a preliminary injunction and appointment of a special master and Claimants’ motion to dismiss have been fully-briefed, and no date has been set for oral argument on those motions or a pre-motion conference on the Secretary’s anticipated motion to dismiss. The case is Ruane, Cunniff & Goldfarb Inc. v. Payne, et al., Case No. 1:19-cv-11297-ALC (S.D.N.Y.). On July 10, 2020, RCG moved for voluntary dismissal of the action as a result of the settlements of the claims asserted against RCG in the Arbitrations, Canfield, and Mendon. The court granted that motion on September 28, 2020.

The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.

Note 7— Subsequent Events

Management, on behalf of the Fund, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

Sequoia Fund	December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sequoia Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Fund Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Sequoia Fund, Inc. since 2015.

New York, New York

February 22, 2022

Sequoia Fund	December 31, 2021

Approval of Advisory Contract (Unaudited)

At a meeting held on November 5, 2021, the Board of Directors of the Fund, including a majority of the independent Directors, evaluated and approved the renewal of the investment advisory contract between the Fund and the Investment Adviser (the “Advisory Contract”). In approving the renewal of the Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract.

Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Adviser, including information regarding the portfolio managers, the Investment Adviser’s staffing and organizational matters and the compensation of the portfolio managers. Based on these factors and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Contract.

Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. The Directors considered the Fund’s performance for the 1-year, 3-year, 5-year, 10-year and since inception periods ended August 31, 2021, as compared to the S&P 500 Index. They also reviewed the Fund’s top five holdings. The Directors also considered information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year, 10-year, 20-year and since inception periods ended August 31, 2021, and for the period from June 30, 2016 through August 31, 2021. The Directors considered that the performance information was compiled by the Investment Adviser from information made publicly available from Morningstar. The Directors also considered the Fund’s performance in light of information concerning the performance of the Investment Adviser’s other clients managed by the Fund’s portfolio managers for various periods ended August 31, 2021.

Fees. The Directors considered the fee paid to the Investment Adviser under the Advisory Contract and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the Advisory Contract, the Investment Adviser has agreed to reimburse the Fund for the excess, if any, in a given year of the Fund’s operating expenses over 1 1⁄2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They noted that the net fee rate received by the Investment Adviser was 0.91%. They also considered information regarding the Investment Adviser’s views on the peer-group funds’ advisory fee structures and how those structures differ from the Fund’s advisory fee structure, as well as information concerning the fees charged by the Investment Adviser to its other advisory clients. Based on these and other factors, the Directors determined that the advisory fee charged by the Investment Adviser under the Advisory Contract was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the historical profitability of the Fund to the Investment Adviser and other benefits to the Investment Adviser as a result of its relationship with the Fund, such as soft dollar arrangements. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Contract.

Economies of Scale. The Directors considered information concerning economies of scale and whether the advisory fee paid by the Fund to the Investment Adviser under the Advisory Contract might require adjustment in light of any potential economies of scale. The Directors determined that no modification of the advisory fee was necessary.

In light of information presented to them, the Directors concluded that the renewal of the Advisory Contract and retention of the Investment Adviser under the terms of the Advisory Contract (including at the advisory fee rate set forth in the Advisory Contract) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Contract.

Sequoia Fund	December 31, 2021

Other Information (Unaudited)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100% of ordinary dividends paid during the fiscal year ended December 31, 2021 is designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates. The Fund intends to pass through the maximum allowable percentage for Form 1099 Div.

For corporate shareholders, 100% of ordinary distributions paid during the fiscal year ended December 31, 2021 qualifies for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage. For the fiscal year ended December 31, 2021, the Fund designated long-term capital gains of $552,911,870.

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund is non-diversified, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. The Fund’s portfolio holdings information for the first and third quarters of each fiscal year is also available at http://www.sequoiafund.com/prospectus.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge.Visit the Fund’s web site at www.sequoiafund.com and use the link under ”Prospectus“ - ”Our Proxy Voting Policies & Procedures“ to obtain all proxy information. This information may also be obtained from the SEC’s web site at www.sec.gov or by calling DST Systems, Inc. at 1-800-686-6884.

Sequoia Fund	December 31, 2021

Directors and Officers (Unaudited)

The Statement of Additional Information (”SAI“) includes additional information about Fund Directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Interested Directors and Officer(3)
John B. Harris, 45 9 West 57th Street New York, NY 10019	President, CEO & Director	5 Years	Managing Director of the Investment Adviser since 2018; Analyst of the Investment Adviser or RCG Inc.; Managing Member of Wishbone Management, LP (SEC-registered investment adviser).	None

Gregory W. Steinmetz, 60 9 West 57th Street New York, NY 10019	Director	3 Years	Analyst of the Investment Adviser or RCG Inc.	None

Independent Directors
Peter Atkins, 58 9 West 57th Street New York, NY 10019	Chairman of the Board and Director	5 Years	Managing Director, Permian Partners (Investment Manager).	None

Melissa Crandall, 42 9 West 57th Street New York, NY 10019	Director	4 Years	Head of Talent Advisory, C Street Advisory (Talent Management) since 2021; Principal, Executive Recruiter, Third Street Partners (Talent Management) (2018-2020).	None

Edward Lazarus, 62 9 West 57th Street New York, NY 10019	Director	7 Years	Chief Legal Officer and Corporate Secretary, Sonos, Inc. (Consumer Electronics) since January 2019; Former Executive Vice President and General Counsel of Tribune Media Co. (2013-2018).	None

Roger Lowenstein, 68 9 West 57th Street New York, NY 10019	Director	23 Years	Writer for Major Financial and News Publications.	None

Sequoia Fund	December 31, 2021

Directors and Officers (Unaudited) (Continued)

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Independent Directors (Continued)
Katharine Weymouth, 55 9 West 57th Street New York, NY 10019	Director	Since September 16, 2020(4)	Chief Operating Officer, FamilyCare since 2021; Chief Operating Officer and President of DineXpert, Inc. (2018-2020); Publisher, The Washington Post (2008-2014); Chief Executive Officer, Washington Post Media (2008-2014).	Republic Services, Inc. (Waste Management); Graham Holdings Company (Education and Media); Cable One, Inc. (Internet and Cable); Xometry, Inc. (AI Marketplace).

Additional Officers
Wendy Goodrich, 56 9 West 57th Street New York, NY 10019	Executive Vice President	5 Years	Executive Vice President of the Investment Adviser since 2016; Managing Member of Absolute Return Consulting LLC until 2016.	None

Patrick Dennis, 51 9 West 57th Street New York, NY 10019	Treasurer	4 Years	Chief Financial Officer of the Investment Adviser since 2017; Chief Financial Officer of Associated Capital Group, Inc. (2015-2017); Global Head of Operations - Hedge Fund Administration at J.P. Morgan Chase (2013-2015).	None

Michael Sloyer, 60 9 West 57th Street New York, NY 10019	General Counsel, Chief Compliance Officer & Secretary	8 Years	General Counsel of the Investment Adviser.	None

Michael Valenti, 52 9 West 57th Street New York, NY 10019	Assistant Secretary	15 Years	Administrator of the Investment Adviser.	None

(1)	There are no other funds in the complex.

(2)	Directors serve until their resignation, removal or death.

(3)	Mr. Harris and Mr. Steinmetz are ”interested persons“ of the Fund, as defined by the 1940 Act, based on their positions with the Investment Adviser.

(4)	Ms. Weymouth was elected as a Director of the Fund at a special meeting of shareholders held on September 16, 2020.

Sequoia Fund	December 31, 2021

Sequoia Fund, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

1-800-686-6884

Website: www.sequoiafund.com

Interested Directors

John B. Harris

Gregory W. Steinmetz

Independent Directors

Peter Atkins, Chairman of the Board

Melissa Crandall

Edward Lazarus

Roger Lowenstein

Katharine Weymouth

Officers
John B. Harris	—	President & CEO
Wendy Goodrich	—	Executive Vice President
Patrick Dennis	—	Treasurer
Michael Sloyer	—	General Counsel, Chief Compliance Officer & Secretary
Michael Valenti	—	Assistant Secretary

Investment Adviser	Registrar and Transfer Agent
Ruane, Cunniff & Goldfarb L.P.	DST Systems, Inc.
9 West 57th Street, Suite 5000	P.O. Box 219477
New York, New York 10019-2701	Kansas City, Missouri 64121

Distributor	Accounting Agent
Foreside Financial Services, LLC	The Bank of New York Mellon
Three Canal Plaza, Suite 100	4400 Computer Drive
Portland, Maine 04101	Westborough, Massachusetts 01581

Custodian	Legal Counsel
The Bank of New York Mellon	Seward & Kissel LLP
MF Custody Administration Department	901 K Street, NW
225 Liberty Street, 25th Floor	Washington, DC 20001
New York, New York 10286

[THIS PAGE INTENTIONALLY LEFT BLANK.]

9 West 57th Street, Suite 5000

New York, NY 10019

(212) 832-5280

info@ruanecunniff.com

For additional information about Ruane, Cunniff & Goldfarb and Sequoia Fund,

please visit www.ruanecunniff.com and www.sequoiafund.com.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,500 for 2020 and $92,106 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 for 2020 and $6,650 for 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,500 for 2020 and $30,650 for 2021.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sequoia Fund, Inc.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date	March 4, 2022

By (Signature and Title)*	/s/ Patrick Dennis
Patrick Dennis, Treasurer
(principal financial officer)

Date	March 4, 2022

* Print the name and title of each signing officer under his or her signature.